EXHIBIT 10.23

FIRST AMENDED SECURITIES PURCHASE AGREEMENT

This First Amended Securities Purchase Agreement (this “Amended Agreement”) is dated as of December 31, 2011 (and made effective as of November 21, 2011), between Transdel Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and DermaStar International, LLC (the “Purchaser”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder, the Company and the Purchaser entered into a Securities Purchase Agreement dated November 21, 2011 (the “Purchase Agreement” which is also attached hereto as Exhibit A).

WHEREAS, the Company and the Purchaser desire to amend the Purchase Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

AMENDMENT

Section 4.9 of the Purchase Agreement shall be amended and replaced as follows:

Conversion Into and Reservation of Common Stock. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, the maximum allowable number of shares of Common Stock under the Company's Amended and Restated Certificate of Incorporation necessary to issue Conversion Shares pursuant to any conversion of the Preferred Shares.  However, the Purchaser shall agree to not convert more than five (5) of the Preferred Shares until such time as there are sufficient shares of Common Stock available for such conversion of the remaining balance of the same Preferred Shares.

 (Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

TRANSDEL PHARMACEUTICALS, INC.		Address for Notice:

By:	/s/ Jeffrey Abrams	Fax:
Name: Jeffrey Abrams
Title: Director
With a copy to (which shall not constitute notice):

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SIGNATURE PAGE FOR PURCHASER FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

DERMASTAR INTERNATIONAL, LLC		Address for Notice:

By:	/s/ Mark Baum	Fax:
Name: Mark Baum
Title: Managing Member
With a copy to (which shall not constitute notice):

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Exhibit A

Securities Purchase Agreement